Exhibit 4.1

SENIOR VICE PRESIDENT, DEPUTY GENERAL COUNSEL CHIEF FINANCIAL OFFICER AND CORPORATE SECRETARY AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR (BROOKLYN, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC BY COUNTERSIGNED AND REGISTERED: (hereinafter called the “Corporation”), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile signatures of the Corporation’s duly authorized officers. Dated: ENDEAVOR GROUP HOLDINGS, INC. FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.00001 PAR VALUE, OF IS THE OWNER OF THIS CERTIFIES THAT SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP S H A R E S INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE ENDEAVOR GROUP HOLDINGS, INC. CLASS A COMMON STOCK EGH

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. SIGNATURE(S) GUARANTEED: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER. NOTICE: Dated to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE hereby sell, assign For value received, and transfer unto Additional abbreviations may also be used though not in the above list. UNIF GIFT MIN ACT– Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) TEN COM TEN ENT JT TEN – as tenants in common – as tenants by the entireties – as joint tenants with right of survivorship and not as tenants in common The following aabbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY, IF ANY, OF THE BOARD TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY CLASS OR SERIES, SUCH REQUEST MAY BE MADE TO THE CORPORATE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THIS CERTIFICATE. X X